UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 2, 2013

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 7.01    Regulation FD Disclosure.

W. R. Grace & Co. (NYSE: GRA) issued a press release on December 2, 2013. The press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

This information and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

On December 2, 2013, W. R. Grace & Co. (NYSE: GRA) completed the acquisition of the assets of the Polypropylene Licensing and Catalysts business of The Dow Chemical Company for a cash purchase price of $500 million, subject to customary working capital and post-closing adjustments.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1*	Press Release issued by W. R. Grace & Co. on December 2, 2013.

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: December 6, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1*	Press Release issued by W. R. Grace & Co. on December 2, 2013.

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.